Exhibit 4.25

Execution Version

CHUGACH ELECTRIC ASSOCIATION, INC.

$250,000,000

$75,000,000 4.01% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE A,

DUE MARCH 15, 2032

$125,000,000 4.41% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE B

DUE MARCH 15, 2042

$50,000,000 4.78% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE C

DUE MARCH 15, 2042

BOND PURCHASE AGREEMENT

DATED JANUARY 11, 2012

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SCHEDULE A	—	Information Relating to Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE 4.11	—	Collateral Filings

SCHEDULE 5.3	—	Disclosure Documents

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.7	—	Governmental Authorizations

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 5.18(d)	—	Excludable Property

EXHIBIT A	—	Third Supplemental Indenture

EXHIBIT 4.4(a)(i)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(a)(ii)	—	Form of Opinion of General Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

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CHUGACH ELECTRIC ASSOCIATION, INC.

5601 ELECTRON DRIVE

ANCHORAGE, ALASKA 99518

$250,000,000

$75,000,000 4.01% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE A,

DUE MARCH 15, 2032

$125,000,000 4.41% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE B

DUE MARCH 15, 2042

$50,000,000 4.78% FIRST MORTGAGE BONDS, 2012 SERIES A, TRANCHE C

DUE MARCH 15, 2042

January 11, 2012

TO EACH OF THE PURCHASERS LISTED IN

  SCHEDULE A HERETO:

Ladies and Gentlemen:

CHUGACH ELECTRIC ASSOCIATION, INC., an Alaska electric cooperative (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.	AUTHORIZATION OF 2012 SERIES A BONDS.

The Company will authorize the issue and sale of $250,000,000 aggregate principal amount of its (i) $75,000,000 4.01% First Mortgage Bonds, 2012 Series A, Tranche A Due March 15, 2032 (the “Tranche A Bonds”), (ii) $125,000,000 4.41% First Mortgage Bonds, 2012 Series A, Tranche B Due March 15, 2042 (the “Tranche B Bonds”) and (iii) $50,000,000 4.78% First Mortgage Bonds, 2012 Series A, Tranche C due March 15, 2042 (the “Tranche C Bonds”) and together with the Tranche A Bonds, the “2012 Series A Bonds”). The 2012 Series A Bonds will be issued under and secured by the Second Amended and Restated Indenture of Trust dated as of January 20, 2011, between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as previously amended and supplemented by that First Supplemental Indenture dated as of January 20, 2011 (the “First Supplemental Indenture”), and Second Supplemental Indenture dated as of September 30, 2011 (the “Second Supplemental Indenture”), which Second Amended and Restated Indenture, as so previously amended and supplemented, shall be further amended and supplemented by a Third Supplemental Indenture that will be substantially in the form attached hereto as Exhibit A, with such changes therein, if any, as shall be approved by the Purchasers and the Company (the “Third Supplemental Indenture”). The Second Amended and Restated Indenture of Trust, as previously amended and supplemented by the First Supplemental Indenture and Second Supplemental Indenture, and as further amended and supplemented from time to time, including by the Third Supplemental Indenture, is hereinafter referred to as the “Indenture.”

Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Terms used herein but not defined herein shall have the meanings set forth in the Indenture.

SECTION 2.	SALE AND PURCHASE OF 2012 SERIES A BONDS.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, 2012 Series A Bonds of the tranche and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.	CLOSING.

The sale and purchase of the 2012 Series A Bonds to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe, Chicago, IL, at 10:00 a.m., Chicago time, at a closing (the “Closing”) on January 11, 2012, or on such other Business Day thereafter on or prior to January 12, 2012 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the 2012 Series A Bonds to be purchased by such Purchaser in the form of a single 2012 Series A Bond of each tranche of the 2012 Series A Bonds being purchased by such Purchaser (or such greater number of 2012 Series A Bonds of the appropriate maturity in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to KeyBank Great Lakes Cleveland, ABA# 041001039, Credit: KeyBank Capital Markets, Inc., Acct# 350011017265, FCC: KBCM Acct# 21003124, Reference: Bondholder Identity. If at the Closing the Company shall fail to tender such 2012 Series A Bonds to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. The Company’s obligation to issue and sell to each Purchaser the Bonds to be sold to such Purchaser is subject to fulfillment, at Closing, of the condition set forth in Section 4.6.

SECTION 4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the 2012 Series A Bonds to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in the Financing Agreements shall be correct when made and at the time of the Closing.

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in the Financing Agreements required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the 2012 Series A Bonds (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificates. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying (i) that the conditions specified in Section 4 of this Agreement have been fulfilled, (ii) an attached true, complete and correct copy of the Indenture, and (iii) attached true, complete and correct copies of all certificates and opinions delivered to the Trustee under the Indenture in connection with the issuance of the 2012 Series A Bonds under the Indenture.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary, Assistant Secretary, or other officer authorized by the Company to make such certification, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Agreements.

(c) Secretary’s Certificate of the Trustee. The Trustee shall have delivered to such Purchaser a certificate of a corporate trust officer, dated the date of the Closing, certifying as to the resolutions attached thereto and the authorization, execution and delivery of the Indenture and Bonds.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Davis Wright Tremaine LLP, counsel for the Company, and (ii) Mark K. Johnson, General Counsel to the Company, covering the matters set forth in Exhibits 4.4(a)(i) and 4.4(a)(ii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby authorizes its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted by Applicable Law. On the date of the Closing such Purchaser’s purchase of 2012 Series A Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Bonds. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the 2012 Series A Bonds to be purchased by it at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 12.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the 2012 Series A Bonds.

Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the 2012 Series A Bonds is to be deposited.

Section 4.11. Recording and Filing of the Supplemental Indentures. The Company shall have caused (i) the Third Supplemental Indenture to have been recorded or filed at or prior to the Closing in such manner and in all places in which recording is necessary to preserve and protect the lien of the Indenture upon any of the properties of the Company specifically described therein as subject to the lien of the Indenture, and which are described in Schedule 4.11, (ii) all financing statements under the UCC, if any, with respect to the personal property described in the granting clauses of the Indenture to have been filed in all places necessary to perfect and protect the security interest granted by the Indenture to the extent such security can be perfected by the filing of appropriate financing statements, and which are described in Schedule 4.11 (all such recordations and filings as provided in clauses (i) and (ii) of this Section 4.11 being referred to as the “Collateral Filings”) and (iii) all taxes, fees and other charges payable in connection with the execution, delivery and filing of the Third Supplemental Indenture to have been paid in full.

Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.13. Documents Required by Indenture; Basis for Authentication. The Company shall have furnished to the Trustee the resolutions, certificates, instruments, opinions and cash, if any, required to be delivered prior to or upon the issuance of the Bonds pursuant to the provisions of the Indenture. The Company shall have requested the Trustee to, and the Trustee shall have, authenticated the Bonds pursuant to Article 5 of the Indenture. The Company shall have complied with all other conditions with respect to the issuance and authentication of the Bonds imposed by the Indenture.

Section 4.14. Regulatory Approval. Prior to the Closing, such Purchaser and its special counsel shall have received evidence, including, without limitation, an opinion of counsel, in form and substance satisfactory to such Purchaser and its special counsel, demonstrating that all approvals and authorizations of (a) the Federal Energy Regulatory Commission under the Federal Power Act and (b) the Regulatory Commission of Alaska under the laws of the State of Alaska which are required to be obtained in connection with the issuance of the Bonds, and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Financing Agreements have been duly obtained, validly issued and are in full force and effect and final, and all periods for appeal and rehearing by third parties have expired and all conditions contained in such approvals and authorizations which are to be fulfilled on or prior to the issuance of the Bonds have been fulfilled.

Section 4.15. Consents Under Existing Debt Agreements. The Company shall have obtained all consents required under its existing debt agreements in connection with the Company’s incurrence of the Indebtedness under the Financing Agreements.

Section 4.16. Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance by CT Corporation System of the appointment and designation provided for by Section 20.8(b) (and the payment of all fees in respect thereof for the period from the date of the Closing to a date not earlier than the third anniversary date of the Closing).

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is an electric cooperative duly organized, validly existing and in good standing under the laws of the State of Alaska. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Agreements and to perform the provisions hereof and thereof.

Section 5.2. Authorization. The Financing Agreements have been duly authorized by all necessary corporate action on the part of the Company, and the Financing Agreements constitute, and upon execution and delivery thereof the 2012 Series A Bonds will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, Bank of America Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to the Purchasers a copy of a Private Placement Memorandum, dated October, 2011 (the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to October 28, 2011 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2010, there has been no change in the financial condition, operations, business, or properties of the Company except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.4. No Subsidiaries. The Company has no Subsidiaries.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company as of the respective dates specified in such Schedule and the results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company does not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments. The execution, delivery and performance by the Company of the Financing Agreements will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien, other than the Lien created under the Indenture, in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

Section 5.7. Governmental Authorizations. Except for the Collateral Filings contemplated by Section 4.11, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of the Financing Agreements.

Section 5.8. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) The Company is not in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company has filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2007.

Section 5.10. Title to Property; Leases. The Company has good and sufficient title to its Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than the Lien created by the Indenture) prohibited by this Agreement or the Indenture. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to “employee benefit plans” (as defined in section 3 of ERISA); and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans) subject to Section 412 of the Code or Title IV of ERISA that is attributable to the employees of the Company and each of its ERISA Affiliates, determined as of January 1, 2011 on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $7,000,000 in the case of any single Plan and by more than $7,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the 2012 Series A Bonds hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the 2012 Series A Bonds to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the 2012 Series A Bonds or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and forty (40) other Institutional Investors, each of which has been offered the 2012 Series A Bonds at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the 2012 Series A Bonds to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the 2012 Series A Bonds to repay existing Indebtedness and for general corporate purposes of the Company. No part of the proceeds from the sale of the 2012 Series A Bonds hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 0.5% of the value of the assets of the Company and the Company does not have any present intention that margin stock will constitute more than 0.5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness. (a) Except as described therein or the financial statements listed on Schedule 5.5, Schedule 5.15(a) sets forth a complete and correct list of all outstanding Indebtedness of the Company as of September 30, 2011 (including, except with respect to trade payables incurred in the ordinary course of business and not exceeding $5,000,000 in the aggregate, a description of the obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company. The Company is not in default and no waiver of default is currently in effect in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15(b).

Section 5.16. Foreign Assets Control Regulations. (a) The Company (i) is not a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or any list published by any state under the authority of CISADA, such as the list published by the California Department of General Services (a “State Listed Person”) or (ii) is not a department, agency or instrumentality of, or is not otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or State Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person, each State Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”) or (iii) has no any investments in, or engages in any dealings or transactions with, any Blocked Person.

(b) No part of the proceeds from the sale of the 2012 Series A Bonds hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly or indirectly by the Company, in connection with any investment in, or any transactions or dealings with, any Blocked Person or for investment in the Iranian Energy Sector (as defined in Section 201(1) of CISADA).

(c) To the Company’s actual knowledge after making due inquiry, the Company (i) is not under investigation by any Governmental Authority for, or has not been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has not been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has not had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Affiliate is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the 2012 Series A Bonds hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

Section 5.17. Status under Certain Statutes. The Company is not subject to regulation (a) under the Investment Company Act of 1940, as amended, (b) under the Public Utility Holding Company Act of 2005, as amended, (c) under the ICC Termination Act of 1995, as amended, or (d) as a “public utility” under the Federal Power Act, as amended.

Section 5.18. Lien of Indenture. (a) The Indenture constitutes a valid first priority Lien upon all of the properties and assets of the Company specifically or generally described or referred to in the Indenture as being subject to the Lien thereof, subject only to the exceptions referred to or permitted in the Indenture, and creates a first priority Lien upon all properties and assets acquired by the Company after the date hereof which are required to be subjected to the Lien of the Indenture, when acquired by the Company, subject only to the exceptions referred to or permitted in the Indenture and subject, further, as to real property, to the recordation of a supplement to the Indenture describing such after-acquired property (provided no intervening Liens shall have been filed or recorded against such property prior to the filing or recording of such supplement). The descriptions of all such properties and assets contained in the granting clauses of, and exhibits to, the Indenture are correct and adequate for the purposes of the Indenture.

(b) Contemporaneously with, or prior to, the Closing, (i) the Third Supplemental Indenture will be duly executed and delivered and will be duly filed or recorded as a supplemental indenture of mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the Lien of the Indenture will be duly made in each place in which such recording or filing is required to protect, preserve and perfect the Lien of the Indenture, and (ii) all taxes and recording and filing fees required to be paid with respect to the execution and delivery of the Third Supplemental Indenture, the filing of financing statements related thereto, if any, and similar documents and the issuance of the 2012 Series A Bonds thereunder will be paid by the Company.

(c) At all times prior to and after the recording of the Third Supplemental Indenture as provided in Section 5.18(b), the 2012 Series A Bonds, when executed by the Company, authenticated and delivered by the Trustee and issued by the Company to the Purchasers will be the legal, valid and binding obligations of the Company enforceable in accordance with their terms and the terms of the Indenture and entitled to the benefits of and secured by the Lien of the Indenture equally and ratably with all other Outstanding Secured Obligations.

(d) As of the date hereof, the Company has no “Excludable Property” as defined in the Indenture, other than the property listed in Schedule 5.18(d).

Section 5.19. Filings. No action, including any filings, registration or notice, is necessary in Alaska, or any other jurisdictions to ensure the legality, validity, enforceability, priority or perfection of the Financing Agreements except for the Collateral Filings set forth in Schedule 4.11, which will be filed or recorded on or prior to the date of Closing. No other action, including any filing, registration or notice, is necessary in Alaska, or any other jurisdiction to establish or protect for the benefit of the Trustee and the holders of 2012 Series A Bonds, the security interest and Liens purported to be created under the Indenture and the other Financing Agreements, except in each case for the Collateral Filings and the filing of continuation statements with respect to any Collateral Filing at the time and in the manner provided under applicable law.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the 2012 Series A Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the 2012 Series A Bonds have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the 2012 Series A Bonds.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the 2012 Series A Bonds to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an “insurance company pooled separate account,” (within the meaning of PTE 90-1) or (ii) a “bank collective investment fund” (within the meaning of the PTE 91-38) and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption); no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an “affiliate” (within the meaning of Section VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section VI(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption); the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied; neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include “assets” of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of 2012 Series A Bonds that is an Institutional Investor:

(a) Quarterly Statements – within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income and changes in cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements – within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10 K (the “Form 10 K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in patronage capital and membership fees and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports – promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company with the SEC or any Subsidiary;

(d) Notice of Default or Event of Default – promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters – promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Supplemental Indentures – promptly, and in any event not less than five Business Days after the execution and delivery thereof, a copy of any indenture supplemental to the Indenture that the Company from time to time may hereafter execute and deliver which amends the Indenture in any respect;

(g) Notices from Governmental Authority – promptly, and in any event within 30 days after receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(h) Certain Notices Under the Indenture – true, correct and complete copies of any notices required to be delivered by the Company to such holder pursuant to the terms and provisions of the Indenture; and

(i) Requested Information – with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K, if any) or relating to the ability of the Company to perform its obligations under any Financing Agreement as from time to time may be reasonably requested by such holder of 2012 Series A Bonds after a Default that is continuing.

All information required to be delivered by the Company pursuant to Section 7.1(a)-(c) shall be deemed to have been furnished if the Company shall have timely made the same available on the its website at www.chugachelectric.com and, substantially concurrently therewith (except in the case of the delivery of forms 10-K and 10-Q and any financial statements or other information contained therein, as to which no separate notification shall be necessary if such information has been posted on the Company’s website within the deadlines specified in Section 7.1(a) and Section 7.1(b)), shall have notified each holder of 2012 Series A Bonds that such information has been posted on its website and such information is fully accessible (such availability and notice thereof being referred to as “Electronic Delivery”), provided, that if any holder of 2012 Series A Bonds is unable to access the Company’s website or download and print the posted information the Company agrees to provide such holder with paper or electronic copies of such information required to be furnished pursuant to Section 7.1(a)-(c) promptly following notice (and thereafter so long as such notice remains in effect) from such holder.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of 2012 Series A Bonds pursuant to Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of 2012 Series A Bonds):

(a) Covenant Compliance – (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 14.14 and 14.15 of the Indenture during the annual period covered by the statements then being furnished and (ii) to the extent the Company issued Additional Obligations (as defined in the Indenture) under the Indenture during the period covered by the statements being furnished, any calculations that the Company provided to the Trustee (as defined in the Indenture) to show compliance with the Indenture in connection with the issuance of the Additional Obligations (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default – a statement that such Senior Financial Officer has reviewed the relevant terms hereof and of the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Company shall permit the representatives of each holder of 2012 Series A Bonds that is an Institutional Investor:

(a) No Default – if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing (but no Investor shall have the right to make such a request more frequently than once in any 12-month period); and

(b) Default – if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their books of account and other relevant records, reports and documents, to make copies or extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries if a Default or Event of Default then exists), all at such times and as often as may be reasonably requested in writing.

SECTION 8.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the 2012 Series A Bonds are outstanding:

Section 8.1. Compliance with Law. Without limiting Section 9.2, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 8.2. Insurance. The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 8.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.4. Payment of Taxes. The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 8.5. Corporate Existence. The Company will at all times preserve and keep in full force and effect its corporate existence. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the

Company or a wholly owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

SECTION 9.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the 2012 Series A Bonds are outstanding:

Section 9.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 9.2. Line of Business. The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 9.3. Terrorism Sanctions Regulations. The Company will not (a) become a Blocked Person or (b) have any investments in or engage in any dealings or transactions with any Blocked Person or in the Iranian Energy Sector (as defined in Section 201(1) of CISADA.

SECTION 10.	REGISTRATION; EXCHANGE; SUBSTITUTION OF 2012 SERIES A BONDS.

The registration, exchange, replacement and transfer of the 2012 Series A Bonds, if any, shall be subject to the terms and provisions of the Indenture.

SECTION 11.	PAYMENTS ON 2012 SERIES A BONDS.

So long as any Purchaser or its nominee shall be the holder of any 2012 Series A Bond, and notwithstanding anything contained in the Indenture or in such 2012 Series A Bond to the contrary, the Company will pay all sums becoming due on such 2012 Series A Bond for principal, make-whole amount or premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such 2012 Series A Bond or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any 2012 Series A Bond, such Purchaser shall surrender such 2012 Series A Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to the Indenture. Prior to any sale or other disposition of any 2012 Series A Bond held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such 2012 Series A Bond to the Company in exchange for a new 2012 Series A Bond or 2012 Series A Bonds of the same maturity pursuant to Section 3.7 of the Indenture. The Company will afford the benefits of this Section 11 to any Institutional Investor that is the direct or indirect transferee of any 2012 Series A Bond purchased by a Purchaser under this Agreement and that has made the same agreement relating to such 2012 Series A Bond as the Purchasers have made in this Section 11.

SECTION 12.	EXPENSES.

Section 12.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a 2012 Series A Bond in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Financing Agreement, or by reason of being a holder of any 2012 Series A Bond, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by any Financing Agreement and (c) the costs and expenses incurred in connection with the initial filing of any Financing Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,000. The Company will pay, and will save each Purchaser and each other holder of a 2012 Series A Bond harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the 2012 Series A Bonds).

Section 12.2. Survival. The obligations of the Company under this Section 12 will survive the payment or transfer of any 2012 Series A Bond, the enforcement, amendment or waiver of any provision of any Financing Agreement, and the termination of any Financing Agreement.

SECTION 13.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of the Financing Agreements, the purchase or transfer by any Purchaser of any 2012 Series A Bond or portion thereof or interest therein and the payment of any 2012 Series A Bond, and may be relied upon by any subsequent holder of a 2012 Series A Bond, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a 2012 Series A Bond. All statements contained in any certificate or other instrument required to be delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Agreements embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 14.	AMENDMENT AND WAIVER.

Section 14.1. Requirements. This Agreement and the Bonds may be amended, and the observance of any term hereof or of the Bonds may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 19 hereof or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each 2012 Series A Bond at the time outstanding affected thereby, (i) change the percentage of the principal amount of the 2012 Series A Bonds the holders of which are required to consent to any such amendment or waiver or (ii) amend any of Sections 14 or 18.

Section 14.2. Solicitation of Holders of 2012 Series A Bonds.

(a) Solicitation. The Company will provide each holder of the 2012 Series A Bonds (irrespective of the amount of 2012 Series A Bonds then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the 2012 Series A Bonds or Third Supplemental Indenture. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 14 or Section 1.4 of the Indenture to each holder of outstanding 2012 Series A Bonds promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of 2012 Series A Bonds.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of 2012 Series A Bonds as consideration for or as an inducement to the entering into by any holder of 2012 Series A Bonds of any waiver or amendment of any of the terms and provisions hereof or of the Indenture unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of 2012 Series A Bonds then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 14.2 by the holder of any 2012 Series A Bond that has transferred or has agreed to transfer such 2012 Series A Bond to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of 2012 Series A Bonds that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 14.3. Binding Effect. Any amendment or waiver applicable to this Agreement or the Third Supplemental Indenture consented to as provided in this Section 14 applies equally to all holders of 2012 Series A Bonds and is binding upon them and upon each future holder of any 2012 Series A Bond and upon the Company without regard to whether such 2012 Series A Bond has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any 2012 Series A Bond nor any delay in exercising any rights hereunder or under any 2012 Series A Bond shall operate as a waiver of any rights of any holder of such 2012 Series A Bond. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 14.4. 2012 Series A Bonds Held by Company. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of 2012 Series A Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Indenture or the 2012 Series A Bonds, or have directed the taking of any action provided herein or in the 2012 Series A Bonds to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of 2012 Series A Bonds then outstanding, 2012 Series A Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 15.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any 2012 Series A Bond, to such holder at such address as such other holder shall have specified to the Company in writing,

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each 2012 Series A Bond in writing, or

(iv) if to the Trustee, to the Trustee at the address specified in the Indenture or at such other address as the Trustee shall have specified to the holder of each Bond in writing.

Notices under this Section 15 will be deemed given only when actually received.

SECTION 16.	INDEMNIFICATION.

The Company hereby agrees to indemnify and hold the Purchasers harmless from, against and in respect of any and all loss, liability and expense (including reasonable attorneys’ fees) arising from any misrepresentation or nonfulfillment of any undertaking on the part of the Company under this Agreement. The indemnification obligations of the Company under this Section 16 shall survive the execution and delivery of this Agreement, the delivery of the 2012 Series A Bonds to the Purchasers and the consummation of the transactions contemplated herein.

SECTION 17.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the 2012 Series A Bonds themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 17 shall not prohibit the Company or any other holder of 2012 Series A Bonds from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 18.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 18, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such

Purchaser as being confidential information of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with the procedures adopted by such Purchaser in good faith to protect its own confidential information and confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its 2012 Series A Bonds), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 18, (iii) any other holder of any 2012 Series A Bond, (iv) any Institutional Investor to which it sells or offers to sell such 2012 Series A Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 18), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 18), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party (provided that such litigation is related to such Purchaser’s investment in the Bonds) or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s 2012 Series A Bonds and this Agreement. Each holder of a 2012 Series A Bond, by its acceptance of a 2012 Series A Bond, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 14 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a 2012 Series A Bond of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 18.

SECTION 19.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the 2012 Series A Bonds that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 19), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the 2012 Series A Bonds then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 19), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the 2012 Series A Bonds under this Agreement.

SECTION 20.	MISCELLANEOUS.

Section 20.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a 2012 Series A Bond) whether so expressed or not.

Section 20.2. Payments Due on Non-Business Days. Anything in this Agreement or the Bonds to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Bond is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 20.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made using numbers prepared in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

For purposes of determining compliance with the financial covenants contained in the Financing Agreements, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 20.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 20.5. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision)

be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 20.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 20.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 20.8. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Financing Agreements or the 2012 Series A Bonds. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company hereby irrevocably appoints CT Corporation System, with offices as of the date of this Agreement at 111 8th Avenue, 13th Floor, New York, New York 10011, as its authorized agent for service of process in relation to any action, suit or proceeding of the nature referred to in Section 20.8(a). The Company consents to process being served by or on behalf of any holder of a 2012 Series A Bond with respect to any such any action, suit or proceeding by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested to CT Corporation System at the address noted above. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. The Company further agrees that any failure of CT Corporation System to give notice to the Company of any such service shall not impair or affect the validity of such service of any judgment rendered in any such action, suit or proceeding. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c) Nothing in this Section 20.8 shall affect the right of any holder of a 2012 Series A Bond to serve process in any manner permitted by law, or limit any right that the holders of any of the 2012 Series A Bonds may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE 2012 SERIES A BONDS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*     *     *     *     *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

CHUGACH ELECTRIC ASSOCIATION, INC.

By	/s/ Michael R. Cunningham
Name: Michael R. Cunningham
Sr. Vice President Finance and
Chief Financial Officer

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ Joseph R. Cantey Jr.
Name: Joseph R. Cantey Jr.
Title: Director

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-In-Fact

	By	/s/ Nicole Tullo
		Name:	Nicole Tullo
		Title:	Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-In-Fact

	By	/s/ Nicole Tullo
		Name:	Nicole Tullo
		Title:	Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By	/s/ Timothy S. Collins
Name: Timothy S. Collins
Its Authorized Representative

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

4.41% Series B First Mortgage Bonds due 03/15/2042
4.78% Series C First Mortgage Bonds due 03/15/2042

Accepted as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA, ACTING THROUGH ITS U.S. BRANCH

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Assistant Vice President and
Senior Counsel

By	/s/ Arthur Baril
	Name:	Arthur Baril
	Title:	Director
Private Fixed Income

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA, ACTING THROUGH ITS U.S. BRANCH

By
Name:
Title:

By
Name:
Title:

SUN LIFE ASSURANCE COMPANY OF CANADA, ACTING THROUGH ITS BERMUDA BRANCH

By	/s/ Paul Sinclair
	Name:	Paul Sinclair
	Title:	Managing Director
Head of Private Debt
Private Fixed Income

By	/s/ David J. Fletcher
	Name:	David J. Fletcher
	Title:	Senior Director
Private Fixed Income

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

AXA EQUITABLE LIFE INSURANCE COMPANY

By	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By:	AllianceBernstein LP, its Investment Advisor

By	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

KNIGHTS OF COLUMBUS

By	/s/ Charles E. Maurer, Jr.
	Name:	Charles E. Maurer, Jr.
	Title:	Supreme Secretary

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ Thomas P. Shea
		Name:	Thomas P. Shea
		Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ Thomas P. Shea
		Name:	Thomas P. Shea
		Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ Thomas P. Shea
		Name:	Thomas P. Shea
		Title:	Managing Director

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By	ING Investment Management LLC, as Agent

	By	/s/ Christopher P. Lyons
		Name:	Christopher P. Lyons
		Title:	Senior Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

THE CANADA LIFE ASSURANCE COMPANY

By	/s/ James Lowery
	Name:	James Lowery
Title: AVP, Investments, GWL&A

By	/s/ Tad Anderson
	Name:	Tad Anderson
Title: AVP, Investments, GWL&A

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY

By	/s/ Ruthard C. Murphy, II
	Name:	Ruthard C. Murphy, II
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Ruthard C. Murphy, II
		Name:	Ruthard C. Murphy, II
		Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Ruthard C. Murphy, II
		Name:	Ruthard C. Murphy, II
		Title:	Director

Chugach Electric Association, Inc.	Bond Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Ruthard C. Murphy, II
		Name:	Ruthard C. Murphy, II
		Title:	Director

Accepted as of the date first written above.

PACIFIC LIFE INSURANCE COMPANY

By	/s/ Diane W. Dales
	Name:	Diane W. Dales
	Title:	Assistant Vice President

By	/s/ Peter S. Fiek
	Name:	Peter S. Fiek
	Title:	Assistant Secretary

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By	/s/ Robert T. Maher
	Name:	Robert T. Maher
	Title:	Vice President Investment

By	/s/ Shawn Bengtson
	Name:	Shawn Bengtson
	Title:	Director, Securities Investment

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

AMERICAN UNITED LIFE INSURANCE COMPANY

By	/s/ John C. Mason
	Name:	John C. Mason
	Title:	Vice President, Investments

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By	/s/ John C. Mason
		Name:	John C. Mason
		Title:	Vice President, Investments

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By	/s/ John C. Mason
		Name:	John C. Mason
		Title:	Vice President, Investments

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

COUNTRY MUTUAL INSURANCE COMPANY

By	/s/ John A. Jacobs
	Name:	John A. Jacobs
	Title:	Director – Fixed Income

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

FEDERATED RURAL ELECTRIC INSURANCE EXCHANGE PROASSURANCE CASUALTY COMPANY PROASSURANCE INDEMNITY COMPANY, INC.

By:	Prime Advisors, Inc., its Attorney-in-Fact

	By	/s/ Scott Sell
		Name:	Scott Sell
		Title:	Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Securities Vice President

Chugach Electric Association, Inc.	Bond Purchase Agreement

Accepted as of the date first written above.

PHL VARIABLE INSURANCE COMPANY

By	/s/ Christopher M. Wilkos
	Name:	Christopher M. Wilkos
	Title:	Executive Vice President

CHUGACH ELECTRIC ASSOCIATION

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	$0	$23,000,000	$9,000,000

Payments

All payments on or in respect of the First Mortgage Bonds shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Number: 900-9-000200

Account Name: Teachers Insurance and Annuity Association of America

For Further Credit to the Account Number: G07040

Tranche B First Mortgage Bonds:

Reference: PPN: 171265 B*1/Chugach Electric Association, Inc.

Maturity Date: 2042/Interest Rate: 4.41%/P&I Breakdown

and/or

Tranche C First Mortgage Bonds:

Reference: PPN: 171265 B@9/Chugach Electric Association, Inc.

Maturity Date: 2042/Interest Rate: 4.78%/P&I Breakdown

Payment Notices

All notices with respect to payments and prepayments of the First Mortgage Bonds shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Telephone: (212) 916-5504

Facsimile: (212) 916-4699

SCHEDULE A

(to Bond Purchase Agreement)

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the First Mortgage Bond, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Julie Patrick

Telephone:	(704) 988-6156
(212) 490-9000 (General Number)
Facsimile:	(704) 988-4916

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 13-1624203

Physical Delivery of First Mortgage Bonds:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B		Tranche C
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, Pennsylvania 19103 Attention: Fixed Income Private Placements Private Placement Fax: (215) 255-1654	$0	$ $ $ $ $ $	5,000,000 5,000,000 5,000,000 3,000,000 3,000,000 2,000,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A, Tranche B due March 15, 2042, PPN 171265 B*1,” principal, premium or interest) to:

The Bank of New York Mellon

One Wall Street

New York, New York 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P&I Dept.

For Further Credit: The Lincoln National Life Insurance Company

Further Credit A/C #: See Custodial Account Numbers Listed Below

Ref: PPN/CUSIP # / Security Description / Payment Reason

PRINCIPAL AMOUNT OF TRANCHE B BONDS	ACCOUNT NAME	BANK CUSTODY NUMBER

$5,000,000	The Lincoln National Life Insurance Company – Seg 16	216625
$5,000,000	The Lincoln National Life Insurance Company – Seg 66	215733
$5,000,000	The Lincoln National Life Insurance Company – Seg 76	215736
$3,000,000	The Lincoln National Life Insurance Company – Seg 65	215732
$3,000,000	The Lincoln National Life Insurance Company – Seg 11	215715
$2,000,000	The Lincoln National Life Insurance Company – Seg 46	215726

All notices of payments on or in respect of the Bonds and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

And Notice of Payment Only:

Lincoln Financial Group

1300 South Clinton Street, 5C00

Fort Wayne, Indiana 46802

Attention: K. Estep – Investment Accounting

Investment Accounting Fax: (260) 455-2622

and

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attention: Private Placement P&I Department

Reference: Account Name/PPN/Cusip #

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 35-0472300

Securities to be delivered to:

The Bank of New York Mellon

One Wall Street, 3rd Floor

New York, New York 10286

Attention: Free Receive Department

Contact Person: Arnold Musella (Telephone 212-635-1917)

(In cover letter reference Bond Amount, Account Name and Custody Account Number)

with a copy of cover letter only by fax to:

Karen Costa, The Bank of New York Mellon

Fax: (315) 414-5017

with a copy via Email to:

Lincoln Financial Group

Attention: Kathy Bireley, Paralegal

100 North Greene Street

Greensboro, North Carolina 27401

Telephone: (336) 691-4173

Email: kathlyn.bireley@lfg.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, Pennsylvania 19103 Attention: Fixed Income Private Placements Private Placement Fax: (215) 255-1654	$0	$2,000,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A, Tranche B due March 15, 2042, PPN 171265 B*1,” principal, premium or interest) to:

NORTHERN CHGO/Trust

801 South Canal Street

Chicago, Illinois 60607

ABA #: 071000152

Credit A/C #: 5186041000

Attention: Northern Trust Income Dept.

For Further Credit: Lincoln Life & Annuity Company of New York

Further Credit Custody A/C #: 2624503

Ref: PPN/CUSIP # / Security Description / Payment Reason

PRINCIPAL AMOUNT OF TRANCHE B BONDS	ACCOUNT NAME	BANK CUSTODY NUMBER

$2,000,000	Lincoln Life & Annuity Company of New York – Seg 11	2624503

All notices of payments on or in respect of the Bonds and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

And Notice of Payment Only:

Lincoln Financial Group

1300 South Clinton Street, 5C00

Fort Wayne, Indiana 46802

Attention: K. Estep – Investment Accounting

Investment Accounting Fax: (260) 455-2622

and

The Northern Trust Company

801 South Canal Street

Income Collections C-4S

Attention: Viola Nash / Oscell Owens

Chicago, Illinois 60607

Fax: 312-630-8179

REFERENCE: ACCOUNT NAME/PPN/CUSIP #

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 22-0832760

Securities to be delivered to:

The Northern Trust Company

801 South Canal Street

Chicago, Illinois 60607

Attention: Wanda Leshone Ross (Telephone 312-557-9507)

Trade Securities Processing, C1N

(IN COVER LETTER REFERENCE ACCOUNT NAME AND CUSTODY ACCOUNT NUMBER)

with a copy via Email to:

Lincoln Financial Group

Attention: Kathy Bireley, Paralegal

100 North Greene Street

Greensboro, North Carolina 27401

Email: kathlyn.bireley@lfg.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com	$25,000,000	$0	$0

Payments

All payments by wire transfer of immediately available funds to:

US Bank

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA #075000022

For the account of:

Northwestern Mutual Life

Account No. 182380324521

with sufficient information to identify the source of the transfer, the amount of interest, principal or premium, the series of Bonds and the PPN

Notices

All notices of payments and written confirmation of such wire transfers:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Investment Operations

Email: privates@northwesternmutual.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 39-0509570

Address for Delivery of Bonds:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Attention: Anne T. Brower, Esq.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
UNITED OF OMAHA LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4 – Investment Accounting	$0	$16,000,000	$0

Payments

All principal and interest payments on the Bonds shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to: United of Omaha Life Insurance Company

Account # 900-9000200

a/c: G07097

PPN 171265 B*1

Interest Amount:

Principal Amount:

Notices

All notices in respect of payment of Principal and Interest, Corporate Actions and Reorganization Notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing

a/c: G07097

All other notices and communications (i.e., Quarterly/Annual Reports, Tax Filings, Modifications, Waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 47-0322111

Address for delivery of Bonds:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Account # G07097

** It is imperative that the custody account be included on the delivery letter.

Without this information, the security will be returned to the sender.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
MUTUAL OF OMAHA INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4 – Investment Accounting	$0	$0	$7,000,000

Payments

All principal and interest payments on or in respect of the Bonds shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to: Mutual of Omaha Insurance Company

Account # 900-9000200

a/c: G07096

PPN 171265 B@9

Interest Amount:

Principal Amount:

Notices

All notices in respect of payment of Principal and Interest, Corporate Actions and Reorganization Notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing

a/c: G07096

All other notices and communications (i.e., Quarterly/Annual Reports, Tax Filings, Modifications, Waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 47-0246511

Address for delivery of Bonds:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Account # G07096

** It is imperative that the custody account be included on the delivery letter.

Without this information, the security will be returned to the sender.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
SUN LIFE ASSURANCE COMPANY OF CANADA c/o Sun Capital Advisers LLC One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 Attention: Investments/Private Fixed Income, SC1303	$0	$8,000,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

Citibank, N.A.

ABA No. 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada Trust

Account No.: 199541

Ref: Chugach Electric Assoc., Inc., 4.41% Series B First Mtg Bonds due 3/15/2042

PPN: 171265 B*1

Notices

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

227 King Street South

Waterloo, ON N2J 4C5 Canada

Attention: Investments/Private Placements – SC302D36

All other notices and communications, including notices of non-routine payments, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 38-1082080

Address for delivery of Bonds:

Sun Capital Advisers LLC

One Sun Life Executive Park, SC1303

Wellesley Hills, Massachusetts 02481-5699

Attention: Linda R. Guillette

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
SUN LIFE ASSURANCE COMPANY OF CANADA c/o Sun Capital Advisers LLC One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 Attention: Investments/Private Fixed Income, SC1303	$0	$8,000,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

Citibank, N.A.

ABA No. 021000089

Account No.: 36112805

For Further Credit

Account Name: SLOC Offshore Life Custody

Account No.: 850440

Ref: Chugach Electric Assoc., Inc., 4.41% Series B First Mtg Bonds due 3/15/2042

PPN: 171265 B*1

Notices

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

227 King Street South

Waterloo, ON N2J 4C5 Canada

Attention: Investments/Private Placements – SC302D36

All other notices and communications, including notices of non-routine payments, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: N/A

Address for delivery of Bonds:

Sun Capital Advisers LLC

One Sun Life Executive Park, SC1303

Wellesley Hills, Massachusetts 02481-5699

Attention: Linda R. Guillette

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
SUN LIFE ASSURANCE COMPANY OF CANADA c/o Sun Capital Advisers LLC One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 Attention: Investments/Private Fixed Income, SC1303	$0	$0	$4,000,000

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

Citibank, N.A.

ABA No. 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada

Account No.: 240006

Ref: Chugach Electric Assoc., Inc., 4.78% Series C First Mtg Bonds due 3/15/2042

PPN: 171265 B@9

Notices

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

227 King Street South

Waterloo, ON N2J 4C5 Canada

Attention: Investments/Private Placements – SC302D36

All other notices and communications, including notices of non-routine payments, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 38-1082080

Address for delivery of Bonds:

Sun Capital Advisers LLC

One Sun Life Executive Park, SC1303

Wellesley Hills, Massachusetts 02481-5699

Attention: Linda R. Guillette

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
SUN LIFE ASSURANCE COMPANY OF CANADA c/o Sun Capital Advisers LLC One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 Attention: Investments/Private Fixed Income, SC1303	$0	$0	$3,000,000

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

Citibank, N.A.

ABA No. 021000089

Account No.: 36112805

For Further Credit

Account Name: Sun Life of Canada

Account No.: 852097

Ref: Chugach Electric Assoc., Inc., 4.78% Series C First Mtg Bonds due 3/15/2042

PPN: 171265 B@9

Notices

All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:

Sun Life Financial

227 King Street South

Waterloo, ON N2J 4C5 Canada

Attention: Investments/Private Placements – SC302D36

All other notices and communications, including notices of non-routine payments, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 38-1082080

Address for delivery of Bonds:

Sun Capital Advisers LLC

One Sun Life Executive Park, SC1303

Wellesley Hills, Massachusetts 02481-5699

Attention: Linda R. Guillette

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
AXA EQUITABLE LIFE INSURANCE COMPANY 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103	$10,000,000	$0	$0

Payments

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account(s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 037-2-417394

Custody Account: G05476

Face Amount of $10,000,000

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein, LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Cosmo Valente [Telephone #: (212) 969-6384]

All other notices and communications to be addressed to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein, LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention:	Terry McCarthy
AllianceBernstein, LP
[Telephone #: (212) 969-1350]

Name of Nominee in which Bonds are issued: None

Taxpayer I.D. Number: 13-557-0651

Address for delivery of Bonds:

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, NY 10104

Attention:	Neville Hemmings
Telephone Number: (212) 314-4103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
AXA EQUITABLE LIFE INSURANCE COMPANY 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103	$5,000,000	$0	$0

Payments

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account(s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 037-2-413336

Custody Account: G04657

Face Amount of $5,000,000

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein, LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Cosmo Valente [Telephone #: (212) 969-6384]

All other notices and communications to be addressed to:

AXA Equitable Life Insurance Company

c/o AllianceBernstein, LP

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention:	Terry McCarthy
AllianceBernstein, LP
[Telephone #: (212) 969-1350]

Name of Nominee in which Bonds are issued: None

Taxpayer I.D. Number: 13-557-0651

Address for delivery of Bonds:

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, NY 10104

Attention:	Neville Hemmings
Telephone Number: (212) 314-4103

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY c/o AllianceBernstein, LP 1345 Avenue of the Americas New York, New York 10105 Attention: Angel Salazar/Cosmo Valente Insurance Operations Telephone: (212) 969-2491/(212) 969-6384	$2,000,000	$0	$0

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan/Chase

ABA No.: 021-000021

For credit to the Private Income Processing Group

Account Number: 900-9000-200

Account: Horizon Blue Cross Blue Shield of New Jersey-P60748

Face Amount of $2,000,000

Each wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

JPMorgan Chase Manhattan Bank

14201 North Dallas Parkway

13th Floor

Dallas, Texas 75254-2917

Fax: (469) 477-1904

Second copy of payments and written confirmations should be sent to:

Horizon Blue Cross Blue Shield of New Jersey

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas

New York, New York 10105

Attention:	Mei Wong / Mike Maher
Telephone: (212) 969-2112 / (212) 823-2873
Fax: (212) 969-6298

Third copy of payments and written confirmations should be sent to:

Horizon Blue Cross Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, New Jersey 07105-2200

Attention:	Susan McCarthy – Manager Cash & Investments
	Telephone:	(973) 466-8568 or (973) 466-4375
	Fax:	(973) 466-8461

Address for all other communications:

Alliance Capital Management

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention:	Amy Judd
	Telephone:	(212) 969-1145
	Fax:	(212) 969-6089

Name of Nominee in which Bonds are to be issued: CUDD & Co.

Taxpayer I.D. Number: 22-0999690

Address for delivery of Bonds:

Alliance Capital Management

1345 Avenue of the Americas

New York, New York 10105

Attention:	Angel Salazar/Cosmo Valente
Insurance Operations
Telephone Number: (212) 969-2491 or (212) 969-6384

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
KNIGHTS OF COLUMBUS One Columbus Plaza New Haven, Connecticut 06510-3326 Attention: Investment Accounting Department – 14th Floor	$0	$16,000,000	$0

Payments

All payments on or in respect of the Bonds held by such purchaser shall be made by wire transfer of immediately available funds to:

Bank of New York

ABA #021000018

CREDIT A/C: GLA111566

ATTN: P&I Dept

A/C Name: Knights of Columbus Life Account

Account#: 200700

P & I Breakdown:

Reference: Chugach Electric Association, Inc., 4.41% due 2042

Notices

All notices and communications should be e-mailed and mailed to:

Email: investments@kofc.org; sarah.capozzo@kofc.org

Knights of Columbus

Life Account #200700

Attention: Investment Department, 19th Floor

One Columbus Plaza

New Haven, Connecticut 06510-3326 USA

Phone: 203-752-4127, Fax: 203-752-4117

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 06-0416470

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

3rd Floor, Window A

New York, New York 10286 USA

Attention:	Mary Wong, Assistant Treasurer
Telephone: (212) 635-1003
Reference:	Knights of Columbus Life Account # 200700

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$0	$12,200,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A, Tranche B due March 15, 2042, PPN 171265 B*1”, principal, premium or interest) to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA No. 021000089

Account No. 30510685

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

P. O. Box 15189

Springfield, Massachusetts 01115-5189

Attention: Securities Custody and Collection Department

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 04-1590850

Address for delivery of Bonds:

Steven J. Katz, Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, Massachusetts 01115-5189

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
C.M. LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$0	$1,500,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A, Tranche B due March 15, 2042, PPN 171265 B*1”, principal, premium or interest) to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA No. 021000089

Account No. 30510685

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed:

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

P. O. Box 15189

Springfield, Massachusetts 01115-5189

Attention: Securities Custody and Collection Department

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 06-1041383

Address for delivery of Bonds:

Steven J. Katz, Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, Massachusetts 01115-5189

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
MASSMUTUAL ASIA LIMITED c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, Massachusetts 01115-5189 Attention: Securities Investment Division	$0	$1,300,000	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A, Tranche B due March 15, 2042, PPN 171265 B*1”, principal, premium or interest) to:

Gerlach & Co.

c/o Citibank, N.A

ABA #021000089

Concentration Account 36112805

Attention: Judy Rock

FFC: MassMutual Asia 849195

Name of Security, PPN Number

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1754.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

MassMutual Asia Limited

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

Springfield, Massachusetts 01115-5189

Attention: Securities Custody and Collection Department

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Corporate Action Notifications should be addressed to:

Citigroup Global Securities Services

Attention: Corporate Action Department

3800 Citibank Center Tampa

Building B Floor 3

Tampa, Florida 33610-9122

Name of Nominee in which Bonds are to be issued: Gerlach & Co.

Address for delivery of Bonds:

Citibank NA

399 Park Avenue

Level B Vault

New York, New York 10022

Account #849195

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	$0	$0	$7,400,000

(1) All payments on account of Bonds held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA/Acct. 136373

Reference: PPN 171265 B@9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Bonds on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3) Address for all other communications and notices:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

(4) Tax Identification No.: 41-0991508

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

Window A – 3rd Floor

New York, NY 10286

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Patty Boss

Email: patti.boss@inginvestment.com

The cover letter accompanying the Bonds should set forth: a) the name of the issuer, b) a description of the Bonds (including the interest rate, maturity date and private placement number), c) the name of the purchaser and its account number at The Bank of New York Mellon (ING USA/Acct. 136373); and d) the name, telephone number and e-mail address of a contact person at the Issuer of the Bonds related to payments on the Bonds.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
ING LIFE INSURANCE AND ANNUITY COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	$0	$0	$1,900,000

(1) All payments on account of Bonds held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ILIAC/Acct. 216101

Reference: PPN 171265 B@9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Bonds on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3) Address for all other communications and notices:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

(4) Tax Identification No.: 71-0294708

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

Window A – 3rd Floor

New York, New York 10286

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Patty Boss

Email: patti.boss@inginvestment.com

The cover letter accompanying the Bonds should set forth: a) the name of the issuer, b) a description of the Bonds (including the interest rate, maturity date and private placement number), c) the name of the purchaser and its account number at The Bank of New York Mellon (ILIAC/Acct. 216101); and d) the name, telephone number and e-mail address of a contact person at the Issuer of the Bonds related to payments on the Bonds.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
RELIASTAR LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	$0	$0	$3,700,000

(1) All payments on account of Bonds held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: RLIC/Acct. 187035

Reference: PPN 171265 B@9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Bonds on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3) Address for all other communications and notices:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

(4) Tax Identification No.: 41-0451140

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

Window A – 3rd Floor

New York, New York 10286

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Patty Boss

Email: patti.boss@inginvestment.com

The cover letter accompanying the Bonds should set forth: a) the name of the issuer, b) a description of the Bonds (including the interest rate, maturity date and private placement number), c) the name of the purchaser and its account number at The Bank of New York Mellon (RLIC/Acct. 187035); and d) the name, telephone number and e-mail address of a contact person at the Issuer of the Bonds related to payments on the Bonds.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
RELIASTAR LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	$0	$0	$1,800,000

(1) All payments on account of Bonds held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ReliaStar Life/WWIII Modco TR/Acct. 804889

Reference: PPN 171265 B@9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Bonds on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

With a copy to:

The Bank of New York

Insurance Trust Department

101 Barclay 8 West

New York, New York 10286

(3) Address for all other communications and notices:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

(4) Tax Identification No.: 41-0451140

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

Window A – 3rd Floor

New York, New York 10286

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Patty Boss

Email: patti.boss@inginvestment.com

The cover letter accompanying the Bonds should set forth: a) the name of the issuer, b) a description of the Bonds (including the interest rate, maturity date and private placement number), c) the name of the purchaser and its account number at The Bank of New York Mellon (ReliaStar Life/WWIII Modco TR/Acct. 804889); and d) the name, telephone number and e-mail address of a contact person at the Issuer of the Bonds related to payments on the Bonds.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, Georgia 30327-4347 Attention: Private Placements Fax Number: (770) 690-5342	$0	$0	$200,000

(1) All payments on account of Bonds held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled
principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments
other than scheduled principal and interest)

For further credit to: RLNY/Acct. 187038

Reference: PPN 171265 B@9

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Bonds on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3) Address for all other communications and notices:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

(4) Tax Identification No.: 53-0242530

Address for delivery of Bonds:

The Bank of New York Mellon

One Wall Street

Window A – 3rd Floor

New York, NY 10286

With a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, Georgia 30327-4347

Attn: Patty Boss

Email: patti.boss@inginvestment.com

The cover letter accompanying the Bonds should set forth: a) the name of the issuer, b) a description of the Bonds (including the interest rate, maturity date and private placement number), c) the name of the purchaser and its account number at The Bank of New York Mellon (RLNY/Acct. 187038); and d) the name, telephone number and e-mail address of a contact person at the Issuer of the Bonds related to payments on the Bonds.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
THE CANADA LIFE ASSURANCE COMPANY 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attention: Investments Division Fax: (303) 737-6193	$10,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be made by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York Mellon

ABA #021-000-018

BNF Account No.: IOC566

Further Credit to: Canada Life/Acct No. 114708

Reference:	1) security description (including PPN)
2) allocation of payment between principal and interest, and
3) confirmation of principal balance

All notices and communications, including notices of payments, on or in respect of the Bonds and written confirmation of each such payment to be addressed as first provided above.

The Canada Life Assurance Company Taxpayer I.D. Number: 38-0397420

Name of Nominee in which Bonds are to be issued: Hare & Co.

Hare & Co. Taxpayer I.D. Number: 13-6062916

Address for delivery of Bonds – New Issue:

The Bank of New York Mellon

3rd Floor, Window A

One Wall Street

New York, New York 10286

Attention: Receive/Deliver Department – (Canada Life/Acct No. 114708)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
NEW YORK LIFE INSURANCE COMPANY c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group Private Finance, 2nd Floor Fax Number: (212) 447-4122	$2,700,000	$3,000,000	$0

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Securities Operations, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylm.com prior to becoming effective.

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com, and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 13-5582869

Address for delivery of Bonds:

Rebecca Strutton, Esq.

Director and Associate General Counsel

New York Life Investment Management LLC

51 Madison Avenue, Room 117M

New York, New York 10010

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010-1603 Attention: Fixed Income Investors Group Private Finance, 2nd Floor Fax Number: (212) 447-4122	$1,900,000	$1,700,000	$0

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylm.com prior to becoming effective.

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com, and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 13-3044743

Address for delivery of Bonds:

Rebecca Strutton, Esq.

Director and Associate General Counsel

New York Life Investment Management LLC

51 Madison Avenue, Room 117M

New York, New York 10010

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010-1603 Attention: Fixed Income Investors Group Private Finance, 2nd Floor Fax Number: (212) 447-4122	$300,000	$300,000	$0

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 30C

General Account No. 304-6-23970

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylm.com prior to becoming effective.

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name in which Bonds are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

Taxpayer I.D. Number: 13-3044743

Address for delivery of Bonds:

Rebecca Strutton, Esq.

Director and Associate General Counsel

New York Life Investment Management LLC

51 Madison Avenue, Room 117M

New York, New York 10010

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2) c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010-1603 Attention: Fixed Income Investors Group Private Finance, 2nd Floor Fax Number: (212) 447-4122	$100,000	$0	$0

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: NYLIAC SEPARATE BOLI 3-2

General Account Number 323-9-56793

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:	Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylm.com prior to becoming effective.

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Name in which Bonds are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

Taxpayer I.D. Number: 13-3044743

Address for delivery of Bonds:

Rebecca Strutton, Esq.

Director and Associate General Counsel

New York Life Investment Management LLC

51 Madison Avenue, Room 117M

New York, New York 10010

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, California 92660-6397 Attention: IMD – Credit Analysis Fax Number: (949) 219-5406	$0	$0	$ $	5,000,000 5,000,000

Payments

All payments of principal and interest on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Trust of New England

ABA # 011001234

DDA 125261

Attention: MBS Income CC: 1253

A/C Name: Pacific Life Insurance Company – General Account/PLCF18101302

Regarding: Chugach Electric Association, Inc., 4.78% First Mortgage Bonds, 2012

Series A, Tranche C due March 15, 2042, PPN 171265 B@9

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Mellon Trust

Attention: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, Pennsylvania 15259

and

Pacific Life Insurance Company

Attention: IMD – Cash Team

700 Newport Center Drive

Newport Beach, California 92660-6397

Fax Number: (949) 718-5845

Name of Nominee in which Bonds are to be issued: Mac & Co

General Taxpayer I.D. Number: 95-1079000

Address for delivery of Bonds:

Mellon Securities Trust Company

One Wall Street

3rd Floor-Receive Window C

New York, New York 10286

Attention: Robert Ferraro (212) 635-1299

A/C Name: Pacific Life Insurance Company

A/C #: PLCF18101302

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY 1700 Farnam Street Omaha, Nebraska 68102 Attention: Securities Department Telecopier Number: (402) 342-5136	$10,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.01% First Mortgage Bonds, 2012 Series A, Tranche A due March 15, 2032, PPN 171265 A#8, principal, premium or interest”) to:

U.S. Bank, N.A.

1700 Farnam Street

Omaha, Nebraska 68102

ABA # 104000029

For the Account of WOW

Account # 148747770730

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 47-0339250

Address for delivery of Bonds:

Woodmen of the World Life Insurance Society

1700 Farnam Street

Omaha, Nebraska 68102

Attention: Securities Department

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
AMERICAN UNITED LIFE INSURANCE COMPANY Attention: Michael I. Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, Indiana 46206	$0	$5,000,000	$0

Payments

All payments of principal and interest on the Bonds should be made in immediately available funds by wire transfer to the following bank account:

American United Life Insurance Company

Bank of New York

ABA #021000018

Credit Account: GLA111566

Account Name: American United Life Insurance Company

Account #: 186683

P & I Breakdown:

Ref: Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A,

Tranche B due March 15, 2042 PPN 171265 B*1

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the Bond and the payment date.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 35-0145825

Address for delivery of Bonds:

Bank of New York

One Wall Street, 3rd Floor

New York, New York 10286

American United Life Insurance Company, Account #186683

Attn: Anthony Saviano/Window A

cc: Michele Morris/NYC Physical Desk on all correspondence via regular mail

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
THE STATE LIFE INSURANCE COMPANY c/o American United Life Insurance Company Attention: Michael I. Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, Indiana 46206	$0	$3,000,000	$0

Payments

All payments of principal and interest on the Bonds should be made in immediately available funds by wire transfer to the following bank account:

The State Life Insurance Company

Bank of New York

ABA #021000018

Credit Account: GLA111566

Account Name: The State Life Insurance Company

Account #: 343761

P & I Breakdown:

Ref: Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A,

Tranche B due March 15, 2042 PPN 171265 B*1

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the Bond and the payment date.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 35-0684263

Address for delivery of Bonds:

Bank of New York

One Wall Street, 3rd Floor

New York, New York 10286

The State Life Insurance Co. c/o American United Life Insurance Company, Account #343761

Attn: Anthony Saviano/Window A

cc: Michele Morris/NYC Physical Desk on all correspondence via regular mail

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
PIONEER MUTUAL LIFE INSURANCE COMPANY c/o American United Life Insurance Company Attention: Michael I. Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, Indiana 46206	$0	$1,000,000	$0

Payments

All payments of principal and interest on the Bonds should be made in immediately available funds by wire transfer to the following bank account:

Pioneer Mutual Life Insurance Company

Bank of New York

ABA #: 021000018

Credit Account: GLA111566

Account Name: Pioneer Mutual Life Insurance Company

Account #: 186709

P & I Breakdown:

Ref: Chugach Electric Association, Inc., 4.41% First Mortgage Bonds, 2012 Series A,

Tranche B due March 15, 2042 PPN 171265 B*1

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the Bond and the payment date.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 45-0220640

Address for delivery of Bonds:

Bank of New York

One Wall Street, 3rd Floor

New York, New York 10286

Re: Pioneer Mutual Life Insurance Company c/o American United Life Insurance Company, Account # 186709

Attention: Anthony Saviano/Window A

cc: Michele Morris/NYC Physical Desk on all correspondence via regular mail

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
COUNTRY MUTUAL INSURANCE COMPANY 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Telephone: (309) 821-6260 Fax: (309) 821-6301 PrivatePlacements@countryfinancial.com	$3,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.01% First Mortgage Bonds, 2012 Series A, Tranche A due March 15, 2032, PPN 171265 A#8,” principal, premium or interest) to:

Northern Trust Chgo/Trust

ABA Number 071000152

Wire Account Number 5186041000

For Further Credit to: 26-02698

Account Name: Country Mutual Insurance Company

Representing P & I on (list security) [BANK]

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Country Mutual Insurance Company

Attention: Investment Accounting

1705 N Towanda Avenue

Bloomington, Illinois 61702

Telephone: (309) 821-6348

Fax: (309) 821-2800

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 37-0807507

Address for delivery of Bonds:

The Northern Trust Company

Trade Securities Processing, C1N

801 South Canal Street

Chicago, Illinois 60607

Attention: 26-02698/Country Life Insurance Company

Include Acct # and Name in cover letter

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
FEDERATED RURAL ELECTRIC INSURANCE EXCHANGE 11875 West 85th Street Lenexa, Kansas 66214 Attention: Kelly Klug	$1,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.01% First Mortgage Bonds, 2012 Series A, Tranche A due March 15, 2032, PPN 171265 A#8, principal, premium or interest”) to:

US Bank Minnesota

ABA #091000022

Acct# 180121197263

BNF: Institutional Trust – St. Louis

OBI: 060009771802

Any additional pertinent information (cusip #, bond name, P&I amts, etc.)

Attention: Sophia Flynn

Notices

All notices of payment on or in respect of the Bonds and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

8600 Shawnee Mission Parkway, Suite 105

Merriam, Kansas 66202

Attention: Sophia Flynn

Federated Rural Electric Insurance Exchange

11875 West 85th Street

Lenexa, Kansas 66214

Attention: Kelly Klug, VP Finance / CFO

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, Connecticut 06095

Attention: Lewis Leon, SVP / Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, Washington 98053

Attention: Scott Sell, Vice President

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 39-6058596

Address for delivery of Bonds:

US Bank Institutional Trust and Custody

8600 Shawnee Mission Parkway, Suite 105

Merriam, Kansas 66202

Attention: Sophia Flynn

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
PROASSURANCE CASUALTY COMPANY 100 Brookwood Place, Suite 500 Birmingham, Alabama 35209 Attention: Larry Cochran	$1,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.01% First Mortgage Bonds, 2012 Series A, Tranche A due March 15, 2032, PPN 171265 A#8, principal, premium or interest”) to:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Avenue

St. Paul, Minnesota 55107-2292

ffc(obi): 1192102911/PRA Casualty

Any additional pertinent information (cusip #, bond name, P&I amts, etc.)

Attention: Ann Smith, ann.smith2@usbank.com

Notices

All notices of payment on or in respect of the Bonds and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, Alabama 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

ProAssurance Corporation

100 Brookwood Place, Suite 500

Birmingham, Alabama 35209

Attention: Larry Cochran, Director of Corporate Investments

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, Connecticut 06095

Attention: Lewis Leon, SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, Washington 98053

Attention: Scott Sell, Vice President

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 38-2317569

Address for delivery of Bonds:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, Alabama 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
PROASSURANCE INDEMNITY COMPANY, INC. 100 Brookwood Place, Suite 500 Birmingham, Alabama 35209 Attention: Larry Cochran	$1,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association, Inc., 4.01% First Mortgage Bonds, 2012 Series A, Tranche A due March 15, 2032, PPN 171265 A#8, principal, premium or interest”) to:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Avenue

St. Paul, Minnesota 55107-2292

ffc(obi): 1192102653/PRA Indemnity

Any additional pertinent information (cusip #, bond name, P&I amts, etc.)

Attention: Ann Smith, ann.smith2@usbank.com

Notices

All notices of payment on or in respect of the Bonds and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, Alabama 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

ProAssurance Corporation

100 Brookwood Place, Suite 500

Birmingham, Alabama 35209

Attention: Larry Cochran, Director of Corporate Investments

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, Connecticut 06095

Attention: Lewis Leon, SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, Washington 98053

Attention: Scott Sell, Vice President

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 63-0720042

Address for delivery of Bonds:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, Alabama 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
FARM BUREAU LIFE INSURANCE COMPANY c/o FBL Financial Group, Inc. Attention: Securities Department-Private Placements 5400 University Avenue West Des Moines, IA 50266 Email: privateplacements@FBLFinancial.com	$0	$0	$2,000,000

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chugach Electric Association 4.78% First Mortgage Bonds, 2012 Series A, Tranche C due March 15, 2042, PPN 171265 B@9, principal premium or interest”) to:

JP Morgan Chase Bank

ABA No.: 021-000-021

A/C #9009002859

Account No. G10557

Contact: privateplacements@fblfinancial.com

Reference: PPN, Name of Issuer & Description; Principal and Interest Payment

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above

All other notices and communications to be addressed as first provided above.

Address for delivery of Bonds:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Reference: G10557/Farm Bureau Life Insurance Co

Name of Nominee in which Bonds are to be issued: Cudd & Co.

Taxpayer I.D. Number for Cudd & Co.: 13-6022143

Taxpayer I.D. Number for Farm Bureau Life Insurance Company: 42-0623913

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED
	Tranche A	Tranche B	Tranche C
PHL VARIABLE INSURANCE COMPANY c/o Goodwin Capital Advisers One American Row Hartford, CT 06102 Attention: Private Placement Department	$2,000,000	$0	$0

Payments

All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

JP Morgan Chase, N.A.

New York, New York

ABA #021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G11923

OBI= Chugach Electric Association, Inc., RATE=4.01%, DUE=March 15, 2032,

PPN 171265 A#8

(include Company name, principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal notices should be addressed:

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102

Attention: Brad Buck

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 06-1045829

Address for delivery of Bonds:

Goodwin Capital Advisers

One American Row

Hartford, Connecticut 06102

Attn: Brad Buck

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2012 Series A Bonds” is defined in Section 1.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“CISADA” means the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, United States Public Law 111195, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Filings” is defined in Section 4.11.

“Company” means Chugach Electric Association, Inc., an electric cooperative existing under the laws of the State of Alaska, or any successor that becomes such in the manner prescribed in Article 12 of the Indenture.

“Confidential Information” is defined in Section 18.

SCHEDULE B

(to Bond Purchase Agreement)

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financing Agreements” means this Agreement, the Indenture (including, without limitation, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture) and the 2012 Series A Bonds.

“First Supplemental Indenture” is defined in Section 1.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any 2012 Series A Bond, the Person in whose name such 2012 Series A Bond is registered in the register maintained by the Trustee.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) above.

“Indenture” is defined in Section 1.

“Institutional Investor” means (a) any Purchaser of a 2012 Series A Bond, (b) any holder of a 2012 Series A Bond holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the 2012 Series A Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any 2012 Series A Bond.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in the Third Supplemental Indenture.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means:

(a) when used in Sections 4, 5 and 7, a material adverse effect on (i) the business, operations, affairs, financial condition, assets or properties of the Company,

(ii) the ability of the Company to perform its obligations under this Agreement, the 2012 Series A Bonds or the Indenture or (iii) the validity or enforceability of this Agreement, the 2012 Series A Bonds or the Indenture; and

(b) when used in Section 8, a material adverse effect on (i) the ability of the Company to perform its obligations under this Agreement, the 2012 Series A Bonds or the Indenture or (ii) the validity or enforceability of this Agreement, the 2012 Series A Bonds or the Indenture.

“Member” means each holder of a membership or other equity interest in the Company.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Related Fund” means, with respect to any holder of any 2012 Series A Bond , any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of more than 50% in principal amount of the 2012 Series A Bonds at the time outstanding (exclusive of 2012 Series A Bonds then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Supplemental Indenture” is defined in Section 1.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“State Listed Person” shall have the meaning specified in Section 5.16(a).

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for United States federal income tax purposes, other than any such lease under which such Person is the lessor.

“Third Supplemental Indenture” is defined in Section 1.

“Trustee” means U.S. Bank National Association, as trustee under the Indenture, and its successors and assigns that becomes such in the manner prescribed in Article X of the Indenture.

“UCC” means, the Uniform Commercial Code as enacted and in effect from time to time in the state whose laws are treated as applying to the Trust Estate.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

SCHEDULE 4.11

COLLATERAL FILINGS

Recording of Second Supplemental Indenture dated September 30, 2011, between U.S. Bank National Association, as trustee (the “Trustee”), and Chugach Electric Association, Inc., in the real property records of each of the following Recording Districts of the State of Alaska: Anchorage, Palmer, Seward and Kenai.

Recording of Third Supplemental Indenture dated January 5, 2012, between U.S. Bank National Association, as trustee (the “Trustee”), and Chugach Electric Association, Inc., in the real property records of each of the following Recording Districts of the State of Alaska: Anchorage, Palmer, Seward and Kenai.

SCHEDULE 4.11

(to the Bond Purchase Agreement)

SCHEDULE 5.3

DISCLOSURE DOCUMENTS

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2010

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2011

•	Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

SCHEDULE 5.3

(to Bond Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

Financial statements accompanying Form 10-K of the Company filed with the SEC for fiscal year ending December 31, 2010.

Financial statements accompanying Form 10-Q of the Company filed with the SEC for the fiscal quarter ended June 30, 2011.

Financial statements accompanying Form 10-Q of the Company filed with the SEC for the fiscal quarter ended September 30, 2011.

SCHEDULE 5.5

(to Bond Purchase Agreement)

SCHEDULE 5.7

GOVERNMENT AUTHORIZATIONS

None.

SCHEDULE 5.7

(to Bond Purchase Agreement)

SCHEDULE 5.15(a)

EXISTING INDEBTEDNESS

The following sets forth a complete and correct list of all outstanding indebtedness of Chugach Electric Association, Inc. as of September 30, 2011.

	Balance	Limit

2002 Series A Bonds	$120,000,000	$120,000,000

2011 CoBank Note	$34,736,006

2011 Series A Bonds	$275,000,000	$275,000,000

Commercial Paper	$161,000,000	$300,000,000

National Rural Utilities Cooperative Finance Corporation (NRUCFC) Line of Credit Agreement	$0	$50,000,000

SCHEDULE 5.15(a)

(to Bond Purchase Agreement)

SCHEDULE 5.15(b)

RESTRICTIONS ON INDEBTEDNESS

1.	Second Amended and Restated Indenture of Trust dated as of January 20, 2011, by and between Chugach Electric Association, Inc. and U.S. Bank National Association, as Trustee, as amended and supplemented by First Supplemental Indenture dated January 20, 2011, Second Supplemental Indenture of Trust dated September 30, 2011, and Third Supplemental Indenture dated January 5, 2012.

2.	Credit Agreement by and among Chugach Electric Association, Inc., National Rural Utilities Cooperative Finance Corporation, KeyBank National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A., Bank of Montreal, Goldman Sachs Bank USA, Bank of Taiwan, Los Angeles Branch, CoBank, ACB, and Chang Hua Commercial Bank, Ltd., Los Angeles Branch, dated as of November 17, 2010.

3.	Amended and Restated Master Loan Agreement (MLA No. 000976A) between Chugach Electric Association, Inc. and CoBank, ACB dated as of January 19, 2011.

4.	Revolving Line of Credit Agreement between Chugach Electric Association, Inc. and National Rural Utilities Cooperative Finance Corporation dated October 17, 2007 (Loan No. AK008-R-5102), as amended by Amendment to Revolving Line of Credit Agreement between Chugach Electric Association, Inc. and the National Rural Utilities Cooperative Finance Corporation effective December 22, 2008.

SCHEDULE 5.15(b)

(to Bond Purchase Agreement)

SCHEDULE 5.18(d)

EXCLUDABLE PROPERTY

All right, title and interest of the Company in and to each of the following:

1.	Grant Agreement dated November 14, 2011, between the Company and the Alaska Energy Authority (as amended, modified, restated or supplemented from time to time);

2.	Power Purchase Agreement dated as of June 21, 2011, between the Company and Fire Island Wind, LLC, a Delaware limited liability company (“FIW”) (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, FIW and CoBank, ACB, as administrative agent, relating thereto;

3.	Interconnection & Integration Agreement (I&I Agreement) dated as of September 13, 2011, between the Company and FIW (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, FIW and CoBank, ACB, as administrative agent, relating thereto;

4.	Build Transfer Agreement (“BTA”) dated as of November 16, 2011 among the Company, FIW and Cook Inlet Transmission LLC, a Delaware limited liability company (“CIT”), relating to the design and construction of a new transmission line (the “New Transmission Line”), and Consent and Agreement dated November 30, 2011, among the Company, CIT and CoBank, ACB, as administrative agent, relating thereto;

5.	Agency Agreement, dated as of November 15, 2011, between the Company and CIT (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, CIT and CoBank, ACB, as administrative agent, relating thereto;

6.	State of Alaska Department of Transportation and Public Facilities Ted Stevens Anchorage International Airport Land Use Permit ADA-31773, dated November 18, 2011;

7.	Cable Crossing Agreement between the Company, ACS Cable Systems, Inc., a Delaware corporation, and CIT, dated October 27, 2011;

8.	New State of Alaska, Department of Transportation and Public Facilities, Ted Stevens Anchorage International Airport / Fire Island Transmission System (AIA-FI Transmission System) including that certain 34.5 kV transmission system for interconnecting the Fire Island Wind Project with the Company’s Transmission System, which shall include the Mainland Transmission Line Section, the Fire Island Transmission Line Section, and the Submarine Transmission Line Section, running from the load side of the switchgear included in the Company’s Interconnection Facilities at the Point of Change of Ownership to the International Substation;

9.

The BTA facilities including (i) the Company’s Interconnection Facilities; (ii) the System Upgrades, which include the AIA-FI Transmission System and the Company’s International Substation Upgrades; (iii) the Company’s Metering Equipment; (iv) System

Exhibit 5.18(d)

(to Bond Purchase Agreement)

Protection Facilities on the high-side of the Point of Change of Ownership; and (v) the Communications Equipment, unless title to such Communications Equipment is expressly to remain with FIW or CIT pursuant to the I&I Agreement. The BTA facilities are generally depicted in Appendix A-3 to the BTA; and

10.	All energy or other output of any of the foregoing property, and all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, including goods (including equipment, materials and supplies), accounts and general intangibles, relating solely to the foregoing property or the energy or other output of such property.

5.18(d)-2

EXHIBIT A

THIRD SUPPLEMENTAL INDENTURE

[See attached]

EXHIBIT A

(to Bond Purchase Agreement)

See the Third Supplemental Indenture to the Second Amended and Restated Indenture of Trust, dated as of January 5, 2012 filed as Exhibit 4.24 to this 2011 Form 10-K Annual Report.

A-1

Exhibit A

(to the Bond Purchase Agreement)

EXHIBIT 4.4(a)(i)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

[See attached]

EXHIBIT 4.4(a)(ii)

(to Bond Purchase Agreement)

Suite 2200 1201 Third Avenue Seattle, WA 98101-3045 (206) 622-3150 tel (206) 757-7700 fax

January 11, 2012

Via Federal Express

Each of the Purchasers Listed in Exhibit A to the Bond Purchase Agreement

c/o Chapman & Cutler LLP

111 West Monroe

Chicago, IL 60603

Attention: James R. Nelson

Re:	Bond Purchase Agreement dated January 11, 2012, among Chugach Electric Association, Inc. and the Purchasers Listed in Exhibit A Thereto (the “Purchasers”) Relating to Issuance of $250,000,000 of First Mortgage Bonds, 2012 Series A (“Bond Purchase Agreement”)

Ladies and Gentlemen:

We have acted as special counsel to Chugach Electric Association, an Alaska electric cooperative (the “Company”), in connection with the transactions contemplated by the above-referenced Bond Purchase Agreement. This opinion letter is provided to you at the request of the Company pursuant to Section 4.4 of the Bond Purchase Agreement. Capitalized terms used and not otherwise defined in this opinion letter have the meanings defined in the Bond Purchase Agreement. References in this opinion letter to the “Alaska UCC” are to the Uniform Commercial Code currently in effect in the State of Alaska.

The law covered by the opinions expressed herein is limited to: (i) the laws of the State of Alaska with respect to the opinions expressed in paragraphs C-1 through C-3, C-4 and C-5 (insofar as they relate to the Indenture), C-6, C-7, C-8 and C-12 through C-14; (ii) the laws of the State of New York with respect to the opinions expressed in paragraphs C-4 and C-5 (insofar as they relate to the Bond Purchase Agreement and the 2012 Series A Bonds), C-7 and C-8; and (iii) the federal laws of the United States of America with respect to the opinions expressed in paragraphs C-9 through C-11 and C-15.

This opinion letter is to be interpreted in accordance with the Guidelines for the Preparation of Closing Opinions (including the appended Legal Opinion Principles) issued by the Committee on Legal Opinions of the American Bar Association’s Business Law Section as published in 57 Business Lawyer 875 (February 2002) and the Statement on the Role of Customary Practice in the Preparation and Understanding of Third-Party Legal Opinions as published in 63 Business Lawyer 1277 (August 2008).

Anchorage	New York	Seattle
Bellevue	Portland	Shanghai
Los Angeles	San Francisco	Washington, D.C.	www.dwt.com

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

A.	Financing Agreements and Matters Examined

In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records, certificates and statements of government officials, officers and other representatives of the persons referred to therein, and such other documents as we have deemed relevant or necessary as the basis for the opinions herein expressed, including the following:

A-1 Bond Purchase Agreement;

A-2 Second Amended and Restated Indenture of Trust dated as of January 20, 2011, between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as amended by First Supplemental Indenture dated as of January 20, 2011, and Second Supplemental Indenture of Trust dated as of September 30, 2011 (as so amended, the “2011 Indenture”), relating to the real property described in Exhibit A attached thereto (the “Mortgaged Property”).

A-3 File-stamped copies of the Third Supplemental Indenture of Trust dated January 5, 2012 (the “Third Supplemental Indenture” and, together with the 2011 Indenture, the “Indenture”), as recorded in the real property recording offices in each of the Anchorage, Palmer, Kenai, and Seward Recording Districts on January 10, 2012 (or oral confirmation of such recordings, including recording numbers, from First American Title Insurance Company);

A-4 First Mortgage Bonds, 2012 Series A, in the aggregate amount of $250,000,000, consisting of an aggregate principal amount of $75,000,000 of 2012 Series A, Tranche A Bonds due March 15, 2032 (the “Tranche A Bonds”), an aggregate principal amount of $125,000,000 of 2012 Series A, Tranche B Bonds due March 15, 2042 (the “Tranche B Bonds”) and an aggregate principal amount of $50,000,000 of 2012 Series A, Tranche C Bonds due March 15, 2042 (the “Tranche C Bonds”), in each case signed by the Company but not yet authenticated by the Trustee (collectively, the “2012 Series A Bonds”);

A-5 File-stamped copy of Uniform Commercial Code financing statement naming the Company as debtor and as a transmitting utility, and the Trustee as secured party, as filed in the UCC Section of the Department of Natural Resources of the State of Alaska (the “Filing Office”) on January 20, 2011, as amended by UCC Financing Statement Amendment on Form UCC-3 filed in the Filing Office on December 6, 2011 (as so amended, the “Financing Statement”);

A-6 Articles of incorporation and bylaws of the Company, certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion.

A-7 Resolutions of the Board of Directors of the Company certified to us by an officer of the Company as constituting all records of proceedings and actions of the Company relating to the transactions contemplated by the Financing Agreements (as defined below).

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

A-8 A Certificate of Compliance with respect to the Company issued by the Alaska Department of Commerce and Economic Development, dated January 4, 2012.

A-9 Certificate of an officer of the Company as to certain factual matters on which we have relied in giving this opinion, including that the times-interest-earned ratio most recently approved by the Regulatory Commission of Alaska for the Company is not less than 1.10.

The Bond Purchase Agreement, the Third Supplemental Indenture and the 2012 Series A Bonds are herein collectively referred to as the “Financing Agreements.”

B.	Assumptions

For purposes of this opinion letter, we have relied on customary assumptions as well as certain assumptions specific to Alaska or New York law, including the following assumptions:

B-1 The descriptions of the collateral in the Indenture and the Financing Statement (and any schedules and exhibits thereto) are accurate and sufficiently describe the property intended to be covered thereby.

B-2 Value has been given to the Company under the Financing Agreements.

B-3 Each of the 2012 Series A Bonds has been duly authenticated by the Trustee in accordance with the terms of the Indenture.

B-4 None of the transactions contemplated by the Financing Agreements is a consumer transaction and none of the collateral is a commercial tort claim, as such terms are defined in Section 9A-102 of the Alaska UCC.

Our opinion expressed in Paragraph C-1 as to the status of the Company under the laws of the State of Alaska is based solely upon the Certificate of Compliance enumerated above. We have made no additional investigation after the date of that certificate in rendering our opinion expressed in Paragraph C-1 below.

Whenever a statement herein is qualified by the phrase “to our knowledge,” or by any other similar phrase, or where it is noted that nothing has been brought to our attention, it means that the opinion stated is based solely on the conscious awareness of information by one or more of the following persons as to the matters being opined on: (i) the attorney who signs this opinion letter and (ii) the attorneys at our firm who have been actively involved in negotiating the transaction, preparing the Financing Agreements, or preparing this opinion letter. We have not undertaken any investigation to determine the accuracy of the matters covered by any such statement and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of the facts underlying any such statement should be drawn from the fact of our representation of the Company.

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

C.	Opinions

Based on the foregoing examinations and assumptions and subject to the qualifications and exclusions stated below, we are of the opinion that:

C-1 The Company is an electric cooperative validly existing under Alaska law.

C-2 The Company has corporate power and authority to enter into, and to perform its obligations under, each of the Financing Agreements, and to own its properties and to carry on its business as, to our knowledge, it is now conducted.

C-3 The Company has authorized, by all necessary corporate action on the part of the Company, the execution and delivery of each of the Financing Agreements.

C-4 The Company has duly executed and delivered each of the Financing Agreements.

C-5 Each of the Financing Agreements constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

C-6 The execution and delivery by the Company of, and the performance by the Company of the transactions contemplated by, each of the Financing Agreements do not violate the Company’s Articles of Incorporation or Bylaws.

C-7 The execution and delivery by the Company of, and the performance of the transactions contemplated by, each of the Financing Agreements (including the issue and sale of the 2012 Series A Bonds) are not prohibited by, nor do they violate any applicable statutes or regulations of any governmental agency or body having jurisdiction over the Company or any of its properties, or any order of any agency or body having jurisdiction over the Company of which we have knowledge.

C-8 No consent, approval, authorization, order, license, filing, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required for execution and delivery of the Financing Agreements and consummation by the Company of the transactions contemplated by the Bond Purchase Agreement, including the issue and sale of the 2012 Series A Bonds pursuant to the Indenture.

C-9 Assuming the accuracy of the representations contained in Sections 5.13 and 6.1 of the Bond Purchase Agreement, no registration of the 2012 Series A Bonds under the Securities Act is required for the offer and sale of the 2012 Series A Bonds in the manner contemplated by the Bond Purchase Agreement.

C-10 The Company is not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

C-11 Neither the execution, delivery and performance of the Bond Purchase Agreement, nor the issue and sale of the 2012 Series A Bonds, violates Regulations T, U or X of the Federal Reserve Board.

C-12 The Indenture creates in the Trustee’s favor, as security for all obligations of the Company stated in the Indenture to be so secured, a valid lien on the Mortgaged Property, and a security interest in fixtures included therein, to the extent that the Company has rights in the Mortgaged Property.

C-13 The Indenture creates in the Lender’s favor, as security for all obligations of the Company under the Financing Agreements that are stated in the Security Agreement to be so secured, a security interest in the collateral described therein (except that described only by reference to “all the Company’s assets” or “all the Company’s personal property” or words of similar import) to the extent that (i) the Company has rights in or the power to transfer such collateral and (ii) creation of a security interest in such collateral is governed by Article 9 of the Alaska UCC (the “Article 9 Collateral”).

C-14 The Trustee has acquired, for the benefit of the Purchasers, a perfected security interest in that portion of the Article 9 Collateral in which a security interest can be perfected by filing a financing statement under the Alaska UCC.

C-15 No qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the offer and sale of the 2012 Series A Bonds by the Company to the Purchasers in the manner contemplated by the Bond Purchase Agreement.

D.	Qualifications

The opinions set forth herein are subject to customary qualifications as well as qualifications specific to Alaska or New York law, some of which are noted below:

D-1 With respect to our opinion in paragraph C-5 above, the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally, and the effect of general principles of equity, whether applied by a court of law or equity.

D-2 With respect to our opinion in paragraph C-5 above, without limiting the other qualifications set forth in this opinion letter, certain provisions contained in the Financing Agreements may not be enforceable, but such unenforceability will not render any of the Financing Agreements invalid as a whole or preclude:

(i)	Judicial enforcement of the Company’s obligation to repay the principal amount of advances made under the Financing Agreements, together with interest thereon (to the extent not deemed a penalty), as provided in the Financing Agreements;

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

(ii)	Upon written notice to the Company, acceleration of the Company’s obligation to repay such principal, together with such interest, upon default in the payment of such principal or interest or upon a continuing material default by the Company in the performance of any other enforceable obligation under the Financing Agreements (to the extent the Financing Agreements provide for such acceleration); or

(iii)	Foreclosure in accordance with applicable laws of the State of Alaska of any lien or security interest created by the Financing Agreements, either upon maturity or upon acceleration under circumstances described in clause (ii) above.

D-3 With respect to our opinion in paragraph C-5 above, the following Alaska statutes and court decisions may operate to limit further the enforceability of certain provisions of the Indenture and other Financing Agreements:

(i)	Alaska Statute 9.45.200, which prohibits simultaneous actions for recovery of a debt secured by a mortgage or deed of trust, and an action foreclosing on such mortgage or deed of trust, and prohibits a subsequent action for foreclosure of a lien unless judgment was given on the debt in the earlier action and execution on that judgment is returned unsatisfied in whole or in part.

(ii)	Alaska Statute 34.20.100, which prohibits any action or proceeding for a deficiency on an obligation secured by a deed of trust after a foreclosure pursuant to Alaska Statute 34.20.070-34.20.130, Alaska’s non-judicial foreclosure statute. This statute “limits the creditor’s rights to pursue further legal action or process against his debtor for any deficiency in the obligation following a non-judicial foreclosure of the property. The limitation does not bar the retention of additional security specifically pledged on the obligation.” Hull v. Alaska Federal Savings & Loan Assoc., 658 P.2d 122, 125 (Alaska 1983).

(iii)	Alaska Statute 34.20.070, which allows cure of a default during the pendency of a non-judicial foreclosure, causing the non-judicial sale to be discontinued upon such cure, even though the obligations had been declared accelerated. The statute, however, provides that after two such cures of the same deed of trust, the trustee may elect to refuse payment and continue the sale.

(iv)	Alaska Statute 34.20.160, which provides that if a lender wishes to retain the option to sue on a note secured by a mortgage or deed of trust and obtain a personal judgment against the mortgagor or trustor and any other party bound by the note, without first foreclosing the mortgage or deed of trust, the note must affirmatively so advise the mortgagor or trustor and any other party bound by the note. The statute provides that the following language in a note is sufficient:

The mortgagor or trustor (borrower) is personally obligated and fully liable for the amount due under the note. The mortgagee or beneficiary (lender) has the right to sue on the note and obtain a personal judgment against the mortgagor or trustor for satisfaction of the amount due under the note either before or after a judicial foreclosure of the mortgage or deed of trust under AS 09.45.170 - 09.45.220.

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

(v)	The doctrine of res judicata and the “rule prohibiting splitting a cause of action,” as adopted by the courts of the State of Alaska, including as set forth in Tolstrup v. Miller, 726 P.2d 1304, 1306-07 (Alaska 1986) which holds that a second suit is barred “when the matter therein could have been decided in the first suit,” including claims that could have been brought, but were not, and Osbourne v. Buckman, 993 P.2d 409, 412 (Alaska 1999), which holds that all claims arising out of a single transaction must be brought in a single suit, and those that are not become extinguished by the judgment in the suit in which some of the claims were brought.

(vi)	The ability of parties to a deed of trust or assignment of leases, by reciting that the assignment of rents is immediately perfected and choate, to modify the general principle of law, especially as to the rights of third parties, adopted by the Alaska Supreme Court in Bevins v. Peoples Bank and Trust Co., 671 P.2d 875, 879 (Alaska 1983) that “a rent clause in a deed of trust, which allows the beneficiary to collect rents upon default to satisfy the secured debt, does not automatically assign the rents accruing after the date of default to the beneficiary. The beneficiary must take some action to acquire possession of the property or rents before the rent clause becomes operative.” Nevertheless, it is common for deeds of trust and assignments of leases in Alaska to recite that the assignment of rents is immediately effective, with the idea of staking out a position favorable to the beneficiary which might or might not hold up if challenged.

(vii)

The enforceability of any judgment rendered by the foreign jurisdiction pursuant to a forum selection clause directing the parties to litigate issues concerning real property located in the State of Alaska in another forum in light of the decision adopted by the Alaska Supreme Court in Abadou v. Trad, 624 P.2d 287 (Alaska 1981) where the Alaska Supreme Court had occasion to consider the effect of a forum selection clause designating Lebanon as the forum for resolution of all claims arising out of a contract respecting joint ownership of lands located in Alaska. The Alaska Supreme Court first determined there was no statute containing “language of exclusivity” specifically prohibiting the resolution of such actions in another forum. Id. at 290. Therefore, absent evidence of some other factor rendering such a result inequitable (such as inequality of bargaining power), the forum selection clause prevailed over the venue statute. Id. at 290-91. The court also rejected the argument that the clause ousted Alaska courts of rightful jurisdiction, and found that the clause was not per se void. Id. at 290. The court noted, however, that the Lebanese court would not have jurisdiction to

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

order a partition or judicial sale as requested in the plaintiff’s complaint, noting that “[t]he only state which can, by operation of law and apart from the act of the parties, transfer title in land out of one person and into another is the state where the land lies.” Id. at 291 n.6 (quoting R. Leflar, American Conflicts of Law § 173 (3d ed. 1977)). However, the Lebanese court could, by virtue of its in personam jurisdiction over the parties, order the parties to execute deeds to the property as among themselves, or order other relief appropriate under the contract. Id. The court noted that the fact that the case must be brought in a Lebanese court in the first instance did not necessarily mean that the Lebanese judgment would be effective in Alaska, and that “only if [the plaintiff] cannot obtain relief in that forum should he be able to re-file his action in an Alaskan court.” Id. at 292-93.

D-4 The courts of the States of Alaska and New York may consider extrinsic evidence surrounding the making of the Financing Agreements to ascertain the intent of the parties in using the language employed therein and may incorporate additional or supplementary terms into the Financing Agreements in order to effectuate the intent of the parties.

E.	Exclusions

The opinions set forth herein are subject to customary exclusions, including the following matters as to which we express no opinion:

E-1 The effect of, or compliance with, any federal or state securities laws, except to the extent specifically provided in paragraphs C-9, C-10 and C-15, or whether any consents, approvals, authorizations, licenses, filings, registrations or qualifications may be required under state securities or Blue Sky laws in connection with the execution and delivery of the Financing Agreements and consummation by the Company of the transactions contemplated by the Bond Purchase Agreement, including the issue and sale of the 2012 Series A Bonds pursuant to the Indenture.

E-2 The effect of, or compliance with, any land use, zoning, environmental, health and safety, building code or human disabilities laws, rules or regulations.

E-3 The perfection of a security interest in as-extracted collateral, timber to be cut or collateral represented by a certificate of title.

E-4 The priority of any mortgage lien or security interest.

This opinion letter is delivered as of its date and without any undertaking to advise you of any changes of law or fact that occur after the date of this opinion letter even though the changes may affect the legal analysis, a legal conclusion or information confirmed in this opinion letter.

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

This opinion letter is rendered only to you and is solely for your benefit and the benefit of successor holders of the 2012 Series A Bonds in connection with the transaction contemplated by the Financing Agreements. This opinion letter may not be used or relied on for any other purpose or by any other person without our prior written consent. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, but not relied upon by, the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over a registered or beneficial holder of the 2012 Series A Bonds in the exercise of their regulatory due diligence.

Very truly yours,

Davis Wright Tremaine LLP

EXHIBIT 4.4(a)(ii)

FORM OF OPINION OF GENERAL COUNSEL

TO THE COMPANY

[See attached]

January 11, 2012

Each of the Purchasers Listed in Exhibit A to the Bond Purchase Agreement

c/o Chapman & Cutler LLP

111 West Monroe, Chicago, IL 60603

Attention: James R. Nelson

Re:	Bond Purchase Agreement dated January 11, 2012, among Chugach Electric Association, Inc. and the Purchasers Listed in Exhibit A Thereto (the “Purchasers”) Relating to Issuance of $250,000,000 of First Mortgage Bonds, 2012 Series A (“Bond Purchase Agreement”)

Ladies and Gentlemen:

I am General Counsel of Chugach Electric Association, Inc., an Alaska electric cooperative (the “Company”), in connection with the transactions contemplated by the above-referenced Bond Purchase Agreement. This opinion letter is provided to you at the request of the Company pursuant to Section 4.4 of the Bond Purchase Agreement. Capitalized terms used and not otherwise defined in this opinion letter have the meanings defined in the Bond Purchase Agreement.

The law covered by the opinions expressed herein is limited to the laws of the State of Alaska.

This opinion letter is to be interpreted in accordance with the Guidelines for the Preparation of Closing Opinions (including the appended Legal Opinion Principles) issued by the Committee on Legal Opinions of the American Bar Association’s Business Law Section as published in 57 Business Lawyer 875 (February 2002) and the Statement on the Role of Customary Practice in the Preparation and Understanding of Third-Party Legal Opinions as published in 63 Business Lawyer 1277 (August 2008).

A.	Financing Agreements and Matters Examined

In connection with this opinion letter, I have examined originals, or copies certified or otherwise identified to my satisfaction, of such documents, records, certificates and statements of government officials, officers and other representatives of the persons referred to therein, and such other documents as I have deemed relevant or necessary as the basis for the opinions herein expressed, including the following:

A-1 Bond Purchase Agreement.

Chugach Electric Association, Inc.

5601 Electron Drive, P.O. Box 196300, Anchorage, AK 99519-6300 • (907) 563-7494 Fax (907) 562-0027 (800)478-7494

www.chugachelectric.com • info@chugachelectric.com

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

A-2 Second Amended and Restated Indenture of Trust dated as of January 20, 2011, between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as amended by First Supplemental Indenture dated as of January 20, 2011, and Second Supplemental Indenture of Trust dated as of September 30, 2011 (as so amended, the “2011 Indenture”), relating to the real property described in Exhibit A attached thereto (the “Mortgaged Property”).

A-3 File-stamped copies of the Third Supplemental Indenture of Trust dated January 5, 2012 (the “Third Supplemental Indenture” and, together with the 2011 Indenture, the “Indenture”), as recorded in the real property recording offices in each of the Anchorage, Palmer, Kenai and Seward Recording Districts on January 10, 2012 (or oral confirmation of such recordings, including recording numbers, from First American Title Insurance Company).

A-4 First Mortgage Bonds, 2012 Series A, in the aggregate amount of $250,000,000, consisting of an aggregate principal amount of $75,000,000 of 2012 Series A, Tranche A Bonds due March 15, 2032 (the “Tranche A Bonds”), an aggregate principal amount of $125,000,000 of 2012 Series A, Tranche B Bonds due March 15, 2042 (the “Tranche B Bonds”) and an aggregate principal amount of $50,000,000 of 2012 Series A, Tranche C Bonds due March 15, 2042 (the “Tranche C Bonds”), in each case signed by the Company but not yet authenticated by the Trustee (collectively, the “2012 Series A Bonds”);

A-5 File-stamped copy of Uniform Commercial Code financing statement naming the Company as debtor and as a transmitting utility, and the Trustee as secured party, as filed in the UCC Section of the Department of Natural Resources of the State of Alaska (the “Filing Office”) on January 20, 2011, as amended by UCC Financing Statement Amendment on Form UCC-3 filed in the Filing Office on December 6, 2011 (as so amended, the “Financing Statement”).

A-6 Certificate of an officer of the Company as to certain factual matters on which I have relied in giving this opinion, including that the times-interest-earned ratio most recently approved by the Regulatory Commission of Alaska for the Company is not less than 1.10.

A-7 Articles of incorporation and bylaws of the Company, certified by an officer of the Company as being complete and in full force and effect as of the date of this opinion.

A-8 Resolutions of the Board of Directors of the Company certified by an officer of the Company as constituting all records of proceedings and actions of the Company relating to the transactions contemplated by the Financing Documents (as defined below).

A-9 A Certificate of Compliance with respect to the Company issued by the Alaska Department of Commerce and Economic Development, dated January 4, 2012.

A-10 Each of the agreements identified in Exhibit B to the Indenture (the “Material Agreements”).

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

The Bond Purchase Agreement, the Third Supplemental Indenture and the 2012 Series A Bonds are herein collectively referred to as the “Financing Agreements.”

My opinion expressed in Paragraph B-1 as to the status of the Company under the laws of the State of Alaska is based solely upon the Certificate of Compliance enumerated above. I have made no additional investigation after the date of that Certificate or in rendering my opinion expressed in B-1.

In connection with my opinion relating to the Material Agreements, I have not reviewed, and express no opinion on, (i) financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance, (ii) provisions relating to the occurrence of a “material adverse event” or words of similar import or (iii) parol evidence bearing on interpretation or construction. Moreover, to the extent that any of the agreements and instruments identified in the Material Agreements are governed by the laws of any jurisdiction other than the State of Alaska, my opinion relating to those agreements and instruments is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements and instruments.

Whenever a statement herein is qualified by the phrase “to my knowledge,” or by any other similar phrase, or where it is noted that nothing has been brought to my attention, it means that the opinion stated is based solely on the my conscious awareness of information.

I express no opinion as to whether any consents, approvals, authorizations, licenses, filings, registrations or qualifications may be required under state securities or Blue Sky laws in connection with the execution and delivery of the Financing Documents and consummation by the Company of the transactions contemplated by the Bond Purchase Agreement, including the issue and sale of the 2012 Series A Bonds pursuant to the Indenture.

B.	Opinions

Based on the foregoing examinations and assumptions and subject to the qualifications and exclusions stated below, I am of the opinion that:

B-1 The Company is an electric cooperative validly existing under Alaska law.

B-2 The Company has corporate power and authority to enter into, and to perform its obligations under, each of the Financing Agreements, and to own its properties and to carry on its business as, to my knowledge, it is now conducted.

B-3 The Company has authorized, by all necessary corporate action on the part of the Company, the execution and delivery of each of the Financing Agreements.

B-4 The Company has duly executed and delivered each of the Financing Agreements.

Purchasers of Chugach Electric Association, Inc. First Mortgage Bonds, 2012 Series A

January 11, 2012

B-5 The execution and delivery by the Company of, and the performance by the Company of the transactions contemplated by, each of the Financing Agreements do not (a) violate the Company’s Articles of Incorporation or Bylaws, (b) breach, or result in a default under, any existing obligation of the Company under the Material Agreements.

B-6 The execution and delivery by the Company of, and the performance of the transactions contemplated by, each of the Financing Agreements (including the issue and sale of the 2012 Series A Bonds) are not prohibited by, nor do they violate, any applicable statutes or regulations of any governmental agency or body having jurisdiction over the Company or any of its properties, or any order of any agency or body having jurisdiction over the Company of which I have knowledge.

B-7 No consent, approval, authorization, order, license, filing, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required for execution and delivery of the Financing Documents and consummation by the Company of the transactions contemplated by the Bond Purchase Agreement, including the issue and sale of the 2012 Series A Bonds pursuant to the Indenture.

B-8 To my knowledge, there are no actions or proceedings against the Company pending before any court, government agency or arbitrator, or overtly threatened in writing, that seek to affect the enforceability of any of the Financing Agreements or security interests or liens in any real or personal property granted in any of the Financing Agreements or that, if adversely determined against the Company, would adversely affect the ability of the Company to comply with its obligations under the Bond Purchase Agreement.

This opinion letter is delivered as of its date and without any undertaking to advise you of any changes of law or fact that occur after the date of this opinion letter even though the changes may affect the legal analysis, a legal conclusion or information confirmed in this opinion letter.

This opinion letter is rendered only to you and is solely for your benefit and the benefit of successor holders of the 2012 Series A Bonds in connection with the transaction contemplated by the Financing Agreements. This opinion letter may not be used or relied on for any other purpose or by any other person without my prior written consent. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, but not relied upon by, the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over a registered or beneficial holder of the 2012 Series A Bonds in the exercise of their regulatory due diligence.

Very truly yours,

Mark K. Johnson,

General Counsel

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO PURCHASERS

[To be provided on a case by case basis]